Exhibit 99.3

COLE, SCHOTZ, MEISEL,
FORMAN & LEONARD, P.A.
A Professional Corporation
Court Plaza North
25 Main Street
P.O. Box 800
Hackensack, New Jersey 07602-0800
(201) 489-3000
(201) 489-1536 Facsimile
Michael D. Sirota, Esq.
David M. Bass, Esq.
Attorneys for RCLC, Inc., et al.,
Debtors-in-Possession
In re: RCLC, INC. f/k/a Ronson Corporation, et al., Debtors-in-Possession.	: : : : : : :
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEW JERSEY
HONORABLE MICHAEL B. KAPLAN
CASE NO. 10-35313 (MBK)
Chapter 11
(Jointly Administered)
NON-MATERIAL MODIFICATIONS TO DEBTORS’ FIRST AMENDED JOINT PLAN OF LIQUIDATION

RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation, the within debtors and debtors-in-possession (collectively, the “Debtors”), by and through their counsel, Cole, Schotz, Meisel, Forman & Leonard, P.A., hereby submit these Non-Material Modifications to the Debtors’ First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, filed March 23, 2011 [Docket No. 322] (the “Amended Plan”).1
The Debtors seek to make certain non-material modifications to the Amended Plan to resolve the objection of the State of New Jersey, Division of Taxation [Docket No. 364] and certain other informal objections of creditors and parties-in-interest, including the Office of the

1 All capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Amended Plan.

United States Trustee for the District of New Jersey.  Such modifications will have no material impact upon the treatment of creditors.  The modifications are as follows:
1.           Article XIII is amended to include the following sentences at the end thereof:
Retained Jurisdiction and Enforcement Remedies for Tax Claimants:  Notwithstanding anything in this Amended Plan to the contrary, the Bankruptcy Court shall not retain jurisdiction with respect to tax claims except for (i) resolving the amount of any tax claims arising prior to confirmation, and (ii) enforcing the provisions of the confirmed plan.  A failure by the Debtors or the Post-Consummation Trust, as applicable, to make a payment to holders of tax claims pursuant to the terms of the Amended Plan shall be an event of default.  If the Debtors or the Post-Consummation Trust, as applicable, fails to cure an event of default as to Amended Plan payments on the tax claims within thirty days after receipt of written notice of default from a tax claimant, then the tax claimant may (a) enforce the entire amount of its claim consistent with the priority scheme of the Bankruptcy Code; (b) exercise any and all rights and remedies such tax claimant may have under applicable nonbankruptcy law; and/or (c) seek such relief as may be appropriate in this Court.

2.           Article II.C. is amended to included the following sentences at the end thereof:
Subject to the foregoing, installment payments on any Allowed Priority Tax Claim, shall be made no less than on a quarterly basis.  Any Allowed Priority Tax Claim, to the extent not paid in Cash on the Effective Date, shall accrue interest from and after the Effective Date at the statutory rate set forth in N.J.S.A. 54:49-3, computed and fixed as of the Effective Date.

3.           Section I.B. of the Amended Plan is amended to replace the following defined terms in their entirety and all references in the Amended Plan thereafter are adjusted accordingly:
45.           “Debtor Releasees” means, collectively, all current and former officers, directors and employees of the Debtors.

64.           “Exculpated Parties” means, collectively: (a) the Debtors; (b) the Debtor Releasees; (c) the Committee, the members of the Committee acting in such capacity, and (d) all Retained Professionals.

4.           Section XI.B. of the Amended Plan is amended and replaced in its entirety by the following:

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, ON THE EFFECTIVE DATE AND EFFECTIVE AS OF THE EFFECTIVE DATE AND IMMEDIATELY PRIOR TO THE DEBTORS’ TRANSFER OF ASSETS TO THE POST-CONSUMMATION TRUST (SUCH THAT THE POST-CONSUMMATION TRUST WILL NOT RECEIVE ANY CLAIM RELEASED HEREUNDER), FOR THE GOOD AND VALUABLE CONSIDERATION PROVIDED BY EACH OF THE DEBTOR RELEASEES, INCLUDING THE SERVICES OF THE DEBTORS’ PRESENT AND FORMER OFFICERS, DIRECTORS IN FACILITATING THE EXPEDITIOUS IMPLEMENTATION OF THE RESTRUCTURING CONTEMPLATED HEREBY, EACH OF THE DEBTORS AND THE RELEASING PARTIES RELEASE AND SHALL BE DEEMED TO HAVE PROVIDED A FULL RELEASE TO EACH DEBTOR RELEASEE (AND EACH SUCH DEBTOR RELEASEE SO RELEASED SHALL BE DEEMED FULLY RELEASED BY THE DEBTORS AND THE ESTATES) AND THEIR RESPECTIVE PROPERTIES FROM ANY AND ALL CAUSES OF ACTION, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR NON-CONTINGENT, EXISTING AS OF THE EFFECTIVE DATE IN LAW, AT EQUITY, WHETHER FOR TORT, CONTRACT, OR OTHERWISE, ARISING FROM OR RELATED IN ANY WAY TO THE DEBTORS, INCLUDING THOSE THAT ANY OF THE DEBTORS OR THE POST-CONSUMMATION TRUST WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT IN THEIR OWN RIGHT (WHETHER INDIVIDUALLY OR COLLECTIVELY) OR THAT ANY HOLDER OF A CLAIM OR AN EQUITY INTEREST OR OTHER ENTITY WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT ON BEHALF OF ANY OF THE DEBTORS OR ANY OF THEIR ESTATES, INCLUDING CAUSES OF ACTION ARISING UNDER CHAPTER 5 OF THE BANKRUPTCY CODE; PROVIDED, HOWEVER, THAT THE FOREGOING DEBTOR RELEASE SHALL NOT APPLY TO, AND SHALL NOT BE DEEMED TO BE A WAIVER, RELEASE OR DISCHARGE OF ANY CLAIMS, DIRECT ACTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES, JUDGMENTS, DEBTS, OBLIGATIONS, DUTIES, ASSESSMENTS, COMPENSATIONS, COSTS, DEFICIENCIES OR OTHER EXPENSES OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES) (I) PROSPECTIVE CLAIMS, DIRECT ACTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES, JUDGMENTS, DEBTS, OBLIGATIONS, DUTIES, ASSESSMENTS, COMPENSATIONS, COSTS, DEFICIENCIES OR OTHER EXPENSES OF ANY NATURE WHATSOEVER ARISING UNDER OR BASED ON THE PLAN, OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED AND DELIVERED OR TO BE EXECUTED AND DELIVERED THEREUNDER; (II) IN THE CASE OF FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

ENTRY OF THE CONFIRMATION ORDER SHALL CONSTITUTE THE BANKRUPTCY COURT’S APPROVAL OF THE DEBTOR RELEASE, WHICH INCLUDES BY REFERENCE EACH OF THE RELATED PROVISIONS AND DEFINITIONS CONTAINED HEREIN, AND FURTHER, SHALL CONSTITUTE THE BANKRUPTCY COURT’S FINDING THAT THE DEBTOR RELEASE IS: (1) IN EXCHANGE FOR THE GOOD AND VALUABLE CONSIDERATION PROVIDED BY THE DEBTOR RELEASEES; (2) IN THE BEST INTERESTS OF THE DEBTORS AND ALL HOLDERS OF CLAIMS; (3) FAIR, EQUITABLE AND REASONABLE; (4) GIVEN AND MADE AFTER DUE NOTICE AND OPPORTUNITY FOR HEARING; AND (5) A BAR TO ANY OF THE DEBTORS OR THE POST-CONSUMMATION TRUST ASSERTING ANY CLAIM RELEASED BY THE DEBTOR RELEASE.

NOTHING IN THE DEBTORS’ BANKRUPTCY PROCEEDINGS, CONFIRMATION ORDER, JOINT PLAN OF LIQUIDATION, THE BANKRUPTCY CODE (AND SECTION 1141 THEREOF), OR ANY OTHER DOCUMENT FILED IN THE DEBTORS’ BANKRUPTCY CASES SHALL IN ANY WAY BE CONSTRUED TO DISCHARGE, RELEASE, LIMIT, OR RELIEVE ANY NON-DEBTOR PARTY, IN ANY CAPACITY, FROM ANY LIABILITY OR RESPONSIBILITY WITH RESPECT TO THE PENSION PLAN OR ANY OTHER DEFINED BENEFIT PENSION PLAN UNDER ANY LAW, GOVERNMENTAL POLICY, OR REGULATORY PROVISION, OR FOR VIOLATIONS OF FEDERAL OR STATE SECURITIES LAWS.  PBGC AND THE PENSION PLAN SHALL NOT BE ENJOINED OR PRECLUDED FROM ENFORCING SUCH LIABILITY OR RESPONSIBILITY BY ANY OF THE PROVISIONS OF THE JOINT PLAN OF LIQUIDATION, CONFIRMATION ORDER, BANKRUPTCY CODE, OR ANY OTHER DOCUMENT FILED IN ANY THE DEBTORS’ BANKRUPTCY CASES.

5.             Section XI.C. of the Amended Plan is amended and replaced in its entirety by the following:

None of the Exculpated Parties shall have or incur any liability to any Person for any act or omission in connection with or arising out of the Chapter 11 Cases, including, without limitation, the commencement of the Chapter 11 Cases, the negotiation of the Plan, pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for gross negligence or willful misconduct, and in all respects the Exculpated Parties shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under, or in connection with, the Plan.  None of the Exculpated Parties shall be exculpated under this provision with respect to any acts occurring prior to the Petition Date.

6.             Section XI.G. of the Amended Plan is amended and replaced in its entirety by the following:
EXCEPT AS OTHERWISE PROVIDED IN THE PLAN, ALL ENTITIES WHO HAVE HELD, HOLD OR MAY HOLD CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES THAT: (1) HAVE BEEN RELEASED PURSUANT TO ARTICLE XI.B HEREOF OR PURSUANT TO AN ORDER OF THE BANKRUPTCY COURT INCLUDING, BUT NOT LIMITED TO, THE STIPULATION AND ORDER WITH RESPECT TO SALE OF ALL OR SUBSTANTIALLY ALL ASSETS OF RONSON AVIATION, INC. TO TRENTON AVIATION, LLC AND RELATED ISSUES, DATED OCTOBER 15, 2010 [Docket. No. 148]; OR (2) ARE SUBJECT TO EXCULPATION PURSUANT TO ARTICLE XI.C HEREOF (BUT ONLY TO THE EXTENT OF THE EXCULPATION PROVIDED IN ARTICLE XI.C) ARE PERMANENTLY ENJOINED AND PRECLUDED, FROM AND AFTER THE EFFECTIVE DATE, FROM: (A) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST ANY ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES; (B) ENFORCING, ATTACHING, COLLECTING OR RECOVERING BY ANY MANNER OR MEANS ANY JUDGMENT, AWARD, DECREE OR ORDER

AGAINST ANY ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES; (C) CREATING, PERFECTING OR ENFORCING ANY LIEN, CLAIM OR ENCUMBRANCE OF ANY KIND AGAINST ANY ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES; (D) ASSERTING ANY RIGHT OF SETOFF, SUBROGATION OR RECOUPMENT OF ANY KIND AGAINST ANY OBLIGATION DUE FROM ANY ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES UNLESS SUCH HOLDER HAS FILED A MOTION REQUESTING THE RIGHT TO PERFORM SUCH SETOFF ON OR BEFORE THE CONFIRMATION DATE, AND NOTWITHSTANDING ANY INDICATION IN A PROOF OF CLAIM OR INTEREST OR OTHERWISE THAT SUCH HOLDER ASSERTS, HAS OR INTENDS TO PRESERVE ANY RIGHT OF SETOFF PURSUANT TO SECTION 553 OF THE BANKRUPTCY CODE OR OTHERWISE; AND (E) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST ANY ENTITY SO RELEASED OR EXCULPATED (OR THE PROPERTY OR ESTATE OF ANY ENTITY SO RELEASED OR EXCULPATED) ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH RELEASED OR EXCULPATED CLAIMS, EQUITY INTERESTS, CAUSES OF ACTION OR LIABILITIES RELEASED OR SETTLED PURSUANT TO THE PLAN.

Respectfully submitted, COLE, SCHOTZ, MEISEL, FORMAN & LEONARD, P.A. Attorneys for RCLC, Inc., et al. By: /s/ David M. Bass Michael D. Sirota David M. Bass
DATED:  August 19, 2011